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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          APRIL 4, 2007



                       AMERICAN REAL ESTATE PARTNERS, L.P.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                        1-9516                     13-3398766
     --------                        ------                     ----------
(State of Incorporation)           (Commission               (I.R.S. Employer
                                   File Number)              Identification No.)

                          767 FIFTH AVENUE, SUITE 4700
                            NEW YORK, NEW YORK 10153
                           ---------------------------
               (Address of principal executive offices)(Zip code)

                                 (212) 702-4300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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SECTION 8 - OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

         On April 4, 2007, we issued a press release, a copy of which is furnished as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS

         EXHIBIT 99.1 - Press release dated April 4, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN REAL ESTATE
                                     PARTNERS, L.P.
                                           (Registrant)


Date:  April 4, 2007                 By:  AMERICAN PROPERTY
                                          INVESTORS, INC., its General Partner

                                       By: /s/ KEITH A MEISTER
                                           --------------------
                                            Keith A. Meister
                                            Principal Executive Officer